UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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ESSENTIAL UTILITIES, INC.
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ESSENTIAL UTILITIES, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010 ssen - a Your Vote Counts! ESSENTIAL UTILITIES, INC. 2022 Annual Meeting Vote by May 03, 2022 11 :59 PM ET. For shares held in a Plan, vote by May 01, 2022 11 :59 PM ET. You invested in ESSENTIAL UTILITIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 04, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* May 04, 2022 8:00 AM EDT www.virtualshareholdermeeting.com/WTRG2022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. 1. To elect eight nominees for directors: Nominees: 01) Elizabeth B. Amato 04) Daniel J. Hilferty 02) David A. Ciesinski 05) Edwina Kelly 03) Christopher H. Franklin 06) Ellen T. Ruff 07) Lee C. Stewart 08) Christopher C. Womack 2. To approve an advisory vote on the compensation paid to the Company’s named executive officers for 2021. 3. To ratify the Amendment to the Company’s Amended and Restated Bylaws to require shareholder disclosure of certain derivative securities holdings. Board Recommends 0 For 0 For 0 For 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for O For the Company for the 2022 fiscal year. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.